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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Select Comfort Corporation:


We consent to the use of our reports included or incorporated by reference herein and to the reference to our firm under the caption "Experts" in the prospectus.

                                                     /s/  KPMG LLP

Minneapolis, Minnesota
May 7, 2003